EXHIBIT 11.1


Weighted number of shares and earnings per share calculations:

YEAR ENDED 30 JUNE 1997

1. Basic earnings per share


A Class ordinary shares                                                        2,200,000
   In issue at July 1, 1996                                                      120,000
   Conversion of B Class ordinary shares                                         536,127
   Weighted average number of shares issued to acquire subsidiary companies      536,127
   Weighted average number of shares related to conversion of warrants             5,367
   Weighted average number of shares related to conversion of options            123,282
                                                                              ----------
                                                                               2,984,776
                                                                              ----------
B Class ordinary shares
   In issue at July 1, 1996                                                    1,942,500
   Conversion of B Class ordinary shares to A Class shares                      (120,000)
   Weighted average number of shares issued to acquire subsidiary companies      332,579
                                                                              ----------
                                                                               2,155,079
                                                                              ----------
Weighted average number of shares outstanding                                  5,139,855

Net income                                                                     6,683,165
Earnings per share                                                            $     1.30


YEAR ENDED JUNE 30, 1997

2.         Fully diluted earnings per share



A CLASS ORDINARY SHARES                                                        2,200,000
   In issue at July 1, 1996                                                      120,000
   Conversion of B Class ordinary shares                                         536,127
   Weighted average number of shares issued to acquire subsidiary companies      144,074
   Weighted average number of shares related to conversion of warrants            16,093
   Weighted average number of shares related to conversion of options            278,539
                                                                              ----------
                                                                               3,439,833
                                                                              ----------
B CLASS ORDINARY SHARES
   In issue at July 1, 1996                                                    1,942,500
   Conversion of B Class ordinary shares to A Class shares                      (120,000)
   Weighted average number of shares issued to acquire subsidiary companies      332,579
                                                                              ----------
                                                                               2,155,079
                                                                              ----------
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                  5,594,912

Net income                                                                     6,683,165
Interest cost related to debentures                                              124,761
                                                                              ----------

Earnings per share                                                            $     1.22





YEAR ENDED JUNE 30, 1996

1.         Basic earnings per share


A CLASS ORDINARY SHARES
   Issued during the period                                                      940,437
   Weighted average number of shares related to conversion of warrants              --
   Weighted average number of shares related to conversion of options               --
                                                                              ----------

B CLASS ORDINARY SHARES
   Issued during the period                                                      842,500
                                                                              ----------
   Weighted average number of shares issued to acquire subsidiary companies      110,526
                                                                              ----------
                                                                                 953,526

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                  1,893,463
                                                                              ----------

Net loss                                                                      (5,737,560)
                                                                              ----------

Earnings per share                                                            ($    3.03)
                                                                              ----------


Note: Warrants and options are not taken into account for the calculation of earnings per share as they would be antidilutive.

YEAR ENDED JUNE 30, 1996

2.         Fully diluted earnings per share



A CLASS ORDINARY SHARES
   Issued during the period                                                      940,437
   Weighted average number of shares related to conversion of warrants              --
   Weighted average number of shares related to conversion of options               --
                                                                              ----------

B CLASS ORDINARY SHARES
   Issued during the period                                                      842,500
                                                                              ----------
   Weighted average number of shares issued to acquire subsidiary companies      110,526
                                                                              ----------
                                                                                 953,526
                                                                              ----------

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                  1,893,463
                                                                              ----------

Net loss                                                                      (5,737,560)
                                                                              ----------

Earnings per share                                                            ($    3.03)
                                                                              ----------


Note: Warrants and options are not taken into account for the calculation of earnings per shares as they would be antidilutive.

Period March 1, to June 30, 1995

1.         Basic earnings per share


                         B CLASS ORDINARY SHARES
                         Issued to acquire predecessor companies         547,890
                                                                         -------

                         WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING   547,890
                                                                         -------

                         Net Income                                      213,829
                                                                         -------

                         Earnings per share                              $  0.39
                                                                         -------

                         PERIOD MARCH 1, TO JUNE 30, 1995

                         B CLASS ORDINARY SHARES
                            Issued to acquire predecessor companies      547,890
                                                                         -------

                         WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING   547,890
                                                                         -------

                         Net loss                                        213,829
                                                                         -------

                         Earnings per share                              $  0.39
                                                                         -------

                         YEAR ENDED FEBRUARY 28, 1995

                         1.         Basic earnings per share

                         B CLASS ORDINARY SHARES

                            Issued to acquire predecessor companies      547,890
                                                                         -------

                         WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING   547,890
                                                                         -------

                         Net loss                                        313,882
                                                                         -------

                         Earnings per share                              $  0.57
                                                                         -------

                         2.         Fully diluted earnings per share

                         B CLASS ORDINARY SHARES

                         Issued to acquire predecessor companies         547,890
                                                                         -------

                         WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING   547,890
                                                                         -------

                         Net loss                                        313,882
                                                                         -------

                         Earnings per share                              $  0.57
                                                                         -------